EATON VANCE GREATER CHINA GROWTH FUND
     SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 1, 2005



The following is added under "Performance":

Disclosure of Portfolio Holdings and Related Information. In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q (which includes a list of the Portfolio's holdings) are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). The Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265. The Fund also will post a complete list of its portfolio holdings (including the Portfolio's holdings) as of each calendar quarter end on the Eaton Vance website within 60 days of calendar quarter-end.

In addition to the disclosure of complete portfolio holdings, the Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.

The portfolio holdings of the Fund and other information concerning portfolio characteristics may be considered material, non-public information. The Fund has adopted a general policy not to selectively disclose to any person the portfolio holdings and related information of the Fund. The Fund's policy of preventing selective disclosure of portfolio holdings does not apply to: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services and translation services).

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund's portfolio holdings.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.


January 3, 2005